Basis of preparation (Tables)	12 Months Ended
Jun. 30, 2021
Basis of preparation
Schedule of Information About Financial Statements and Amounts of Affiliated Entities Explanatory

	2020	2021
	RMB	RMB
Total non-current assets	988,794	1,127,437
Total current assets*	1,172,224	953,518
Total assets	2,161,018	2,080,955
Total non-current liabilities	23,130	32,933
Total current liabilities	603,797	757,094
Total liabilities	626,927	790,027

* Intercompany receivables due from the WOFE and its subsidiaries have been eliminated upon consolidation.

	2019	2020	2021
	RMB	RMB	RMB
Revenue from continuing operations	613,975	598,275	510,200
Revenue from discontinued operations	490,542	489,699	618,653
Profit before tax from continuing operations	175,911	203,817	73,612
Profit/(loss) before tax from discontinued operations (note 9)	23,058	24,205	(241,723)
Net profit from continuing operations	126,467	151,169	53,480
Net profit/(loss) from discontinued operations (note 9)	23,058	24,205	(243,337)